EXHIBIT 10.10

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of February 15, 2012, by and among (i) SimplePons, Inc., a Delaware corporation (the “Company”), (ii) each person listed on Annex A attached hereto, as may be amended from time to time (each a “Purchaser” and, collectively, the “Purchasers”), and (iii) each person or entity that subsequently becomes a party to this Agreement pursuant to, and in accordance with, the provisions of Section 10 hereof (each a “Purchaser Permitted Transferee” and, collectively, the “Purchaser Permitted Transferees”).

WHEREAS, pursuant to the terms and conditions set forth in Subscription Agreements (each, a “Subscription Agreement”), the Company has agreed to issue and sell to the Purchasers, and the Purchasers have agreed to purchase from the Company, up to an aggregate of twenty-four million (24,000,000) shares (each, a “Share” and collectively, the “Shares”) of the Company’s common stock, par value $.01 per Share (the “Common Stock”) for an aggregate purchase price of $6,000,000 (the “Offering”), subject to an oversubscription option to purchase up to an additional eight million (8,000,000) Shares ($2,000,000); and

WHEREAS, as partial consideration for each Purchaser’s purchase of Shares in the Offering, the Company has agreed to provide each Purchaser with the registration rights set forth herein with respect to the resale of the Shares purchased by the Purchasers in the Offering; and

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1.   DEFINITIONS. The following terms shall have the meanings provided therefor below:

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” shall have the meaning ascribed to such term in the Memorandum.

“Effectiveness Date” means the date a Registration Statement is declared effective by the SEC.

“Effectiveness Deadline” means the date that is one hundred and fifty (150) calendar days after the date of the Final Closing.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

“Filing Date” shall mean, with respect to the Initial Registration Statement, the date sixty (60) calendar days after the Final Closing, provided, however, that if the Filing Date falls on a Saturday, Sunday or other day, that the SEC is closed for business the Filing Date shall be extended to the next Business Day.

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“Final Closing” means the final Closing of the Offering pursuant to the Memorandum.

“Holder” or “Holders” shall mean the holder or holders, as the case may be, from time to time, of Registrable Securities.

“Initial Registration Statement” shall mean the initial Registration Statement filed pursuant to this Agreement.

“Memorandum” shall mean the Confidential Private Placement Memorandum dated February 15, 2012, as may be amended or supplemented from time to time.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or agency or subdivision thereof) or other entity of any kind.

“Purchaser Permitted Transferees” shall have the meaning ascribed to such term in the Preamble.

“Purchasers” shall mean, collectively, the Purchasers and the Purchaser Permitted Transferees; provided, however, that the term “Purchasers” shall not include any of the Purchasers or any of the Purchaser Permitted Transferees that do not own or hold any Registrable Securities.

“Registrable Securities” shall mean the Shares.

“Registration Statement” means any one or more registration statements filed (and/or required to be filed pursuant hereto) with the SEC by the Company on Form S-3, or in the event the Company is not eligible to use Form S-3, on Form S-1, for the purpose of registering the Registrable Securities, including (in each case) the prospectus, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement. The term “Registration Statement” shall include, but not be limited to, the Initial Registration Statement.

“Rule 144” shall mean Rule 144 promulgated by the SEC pursuant to the Securities Act and any successor or substitute rule, law or provision.

“Rule 172” means Rule 172 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

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“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“SEC” shall mean the United States Securities and Exchange Commission.

“SEC Guidance” means (i) any publicly-available written guidance, or rule of general applicability of the SEC staff, or (ii) oral or written comments, requirements or requests of the SEC staff to the Company in connection with the review of a Registration Statement.

“Securities Act” shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

“Trading Day” shall mean any day on which the Common Stock is traded for any period on the OTCBB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

2.   MANDATORY REGISTRATION.

(a)   The Company shall file an Initial Registration Statement on or prior to the Filing Date registering the Registrable Securities for resale by the Holders as selling stockholders thereunder. On or prior to the Filing Date, the Company shall prepare and file with the SEC an Initial Registration Statement for the purpose of registering under the Securities Act the resale of all, or such portion as permitted by SEC Guidance (and the Company shall use its best efforts to advocate with the SEC for the registration of all or the maximum number of the Registrable Securities as permitted by SEC Guidance) of the Registrable Securities by, and for the account of, the Holders as selling stockholders thereunder, that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. The Company shall use its best efforts to cause the Initial Registration Statement to be declared effective by the SEC under the Securities Act as promptly as practicable after the filing thereof, but in any event on or prior to the applicable Effectiveness Deadline.

(b)   The Company shall be required to keep the Initial Registration Statement current and effective until such date that is the earlier of (the “Effectiveness Period”) (i) the date as of which all of the Holders as selling stockholders thereunder may sell all of the Registrable Securities registered for resale thereon without restriction pursuant to Rule 144, or (ii) the date when all of the Registrable Securities registered thereunder shall have been sold (such date is referred to herein as the “Mandatory Registration Termination Date”), or (iii) three (3) years from the effective date of the Initial Registration Statement. Thereafter, the Company shall be entitled to withdraw such Registration Statement and the Holders shall have no further right to offer or sell any of the Registrable Securities registered for resale thereon pursuant to the respective Registration Statement (or any prospectus relating thereto).

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(c)   Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities to be registered in the Initial Registration Statement (and the Company has used its best efforts to advocate with the SEC for the registration of all or the maximum number of Registrable Securities), the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis among the Purchasers based on the total number of unregistered Shares held by such Purchasers on a fully diluted basis. The Company shall file a new registration statement as soon as reasonably practicable covering the resale by the Holders of not less than the number of such Registrable Securities that are not registered in the Initial Registration Statement. The Company shall not be liable for liquidated damages under Section 3(a) as to any Registrable Securities which are not permitted by the SEC to be included in a Registration Statement due solely to SEC Guidance from time to time. In such case, any liquidated damages payable under Section 3(a) shall be calculated to apply only to the percentage of Registrable Securities which are permitted in accordance with SEC Guidance to be included in such Registration Statement.

(d)   If during the Effectiveness Period, the Company becomes aware that the number of Registrable Securities at any time exceeds the number of Registrable Securities then registered for resale in a Registration Statement, then the Company shall file as soon as reasonably practicable an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities that are not then registered.

3.   PENALTIES/SUSPENSION OF A REGISTRATION STATEMENT.

(a)   If: (i) the Initial Registration Statement and any other Registration Statement is not filed on or prior to the Filing Date, or (ii) the Company fails to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Initial Registration Statement or any other Registration Statement will not be “reviewed” or not be subject to further review, or (iii) prior to the Effectiveness Deadline of the Initial Registration Statement or any other Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Initial Registration Statement or any other Registration Statement within ten (10) Business Days after the receipt of comments by or notice from the SEC that such amendment is required in order for such Initial Registration Statement or any other Registration Statement to be declared effective, or (iv) the Initial Registration Statement and/or any other Registration Statement covering Registrable Securities is not declared effective by the SEC by the Effectiveness Deadline, or (v) after the Effectiveness Date of the Initial Registration Statement or any other Registration Statement, other than during an Allowable Grace Period (as defined below) such Initial Registration Statement or other Registration Statement ceases for any reason to remain for any period current and effective as to all Registrable Securities included in such Initial Registration Statement or other Registration Statement, as applicable, or the Purchasers are otherwise not permitted to utilize the prospectus therein to resell such Registrable Securities (any such failure or breach being referred to as an “Event,” and the date such default occurs referred to as an “Event Date”), then, in addition to any other rights the Purchasers may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall, subject to Section 3(c), pay to each Purchaser on a monthly basis within three (3) Business Days of the end of the month either an amount in cash, as partial liquidated damages, equal to one percent (1%) of the aggregate purchase price paid by each Purchaser to purchase any Registrable Securities then held by such Purchaser (the “Penalty”), provided, however, that the Company, within its sole discretion, shall have the right to elect to pay the Penalty in shares of its common stock with each Share valued at a price equal to fair market value of the Share on the date of issuance. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

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(b)    The Company shall notify each Holder and the Placement Agent by facsimile or e-mail as promptly as practicable, and in any event, within three (3) Business Days, after a Registration Statement is declared effective and shall simultaneously provide the Purchasers with a copy of any related prospectus to be used in connection with the sale or other disposition of the Registrable Securities covered thereby. Failure to notify the Holders in accordance with this Section 3(b) shall be deemed an Event under Section 3(a).

(c)   No Purchaser shall be entitled to a payment pursuant to this Section 3 if effectiveness of a Registration Statement has been delayed or a prospectus has been unavailable as a result of (i) a failure by such Purchaser to promptly provide on request by the Company the information required under the Subscription Agreement or this Agreement or requested by the SEC as a condition to effectiveness of a Registration Statement; (ii) the provision of inaccurate or incomplete information by such Purchaser; or (iii) a statement or determination of the SEC that any provision of the rights of the Purchaser under this Agreement are contrary to the provisions of the Securities Act.

(d)   Notwithstanding anything to the contrary herein, at any time after the Effectiveness Date of a particular Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company or SimplePons Operations, Inc., its wholly-owned subsidiary (the “Subsidiary”), the disclosure of which at the time is not, in the good faith opinion of the board of directors of the Company, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”), provided that the Company shall promptly notify the Purchasers in writing of the (i) existence of material, non-public information giving rise to a Grace Period (provided that in each such notice the Company shall not disclose the content of such material, non-public information to any of the Purchasers) and the date on which such Grace Period will begin and (ii) date on which such Grace Period ends, provided further that (i) no Grace Period shall exceed ten (10) consecutive days and during any three hundred sixty five (365) day period all such Grace Periods shall not exceed an aggregate of thirty (30) days, (ii) the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period, and (iii) no Grace Period may exist during the thirty (30) Trading Day period immediately following the Effectiveness Date of such Registration Statement (provided that such thirty (30) Trading Day period shall be extended by the number of Trading Days during such period and any extension thereof contemplated by this proviso during which such Registration Statement is not effective or the prospectus contained therein is not available for use) (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, such Grace Period shall begin on and include the date the Purchasers receive the notice referred to in clause (i) above and shall end on and include the later of the date the Purchasers receive the notice referred to in clause (ii) above and the date referred to in such notice.

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4.   OBLIGATIONS OF THE COMPANY. With respect to the Initial Registration Statement and any other Registration Statement filed by the Company with the SEC that covers the Registrable Securities, the Company shall:

(a)   Prepare and file with the SEC such amendments and supplements to a Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by a Registration Statement;

(b)   Furnish to the selling Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with Section 4(a) above) as the selling Holders may reasonably request in order to facilitate the disposition of such selling Holders’ Registrable Securities;

(c)   Use best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a prospectus in connection with any disposition of Registrable Securities; notify the selling Holders of the happening of any event as a result of which the prospectus included in or relating to a Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, subject to Section 9 hereof, the Company will promptly prepare (and, when completed, give notice and provide a copy thereof to each selling Holder) a supplement or amendment to such prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided, however, that upon such notification by the Company (which shall be a Suspension pursuant to Section 9), the selling Holders will not offer or sell Registrable Securities until the Company has notified the selling Holders that it has prepared a supplement or amendment to such prospectus and filed it with the SEC or, if the Company does not then meet the conditions for the use of Rule 172, delivered copies of such supplement or amendment to the selling Holders (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company’s obligation to promptly prepare a prospectus amendment or supplement as above provided in this Section 4(c) and deliver copies of same as above provided in Section 4(b) hereof); and

(d)   Use its best efforts to register and qualify the Registrable Securities covered by a Registration Statement under such other securities or Blue Sky laws of such states as shall be reasonably appropriate in the opinion of the Company, provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business.

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(e)   Subject to the terms and conditions of this Agreement, including Section 2 hereof, the Company shall use its best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction in the United States, and (ii) if such an order or suspension is issued, obtain the withdrawal of such order or suspension at the earliest practicable moment and notify each Holder of Registrable Securities of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for that purpose.

(f)   The Company shall comply with all requirements of FINRA, if any, with regard to the issuance of the Registrable Securities and the quotation thereof on the OTC Bulletin Board and such other securities exchange or automated quotation system, as applicable.

(g)   The Company will file any Registration Statement and all amendments and supplements thereto electronically on EDGAR.

5.   OBLIGATIONS OF THE PLACEMENT AGENT AND THE HOLDERS.

(a)   Each Holder agrees to cooperate with the Company as reasonably requested by the Company in connection with the filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing that such Holder elects to exclude all of its Registrable Securities from such Registration Statement.

(b)   Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c), each Holder shall immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until such Holders receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(c) or receipt of notice that no supplement or amendment is required.

(c)   Each Holder who is a member or affiliated or associated with member(s) of FINRA will agree, if requested by FINRA, to sign a lock-up, the form of which shall be satisfactory to FINRA (the “FINRA Lock-Up”), in connection with the transactions contemplated by the Subscription Agreement.

6.   EXPENSES OF REGISTRATION.

(a)   All expenses incurred in connection with the registration of the Registrable Securities pursuant to this Agreement (excluding underwriting, brokerage and other selling commissions and discounts), including without limitation all registration and qualification and filing fees, printing, fees and disbursements of counsel for the Company and fees and expenses shall be borne by the Company; provided, however, other than as provided in this Section 6(a), the Holders shall be required to pay the expenses of counsel and any other advisors for the Holders and any brokerage or other selling discounts or commissions and any other expenses incurred by the Holders for their own account.

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(b)   Until such time as all of the Registrable Securities have been sold pursuant to an effective Registration Statement, the Company shall take such reasonable action as the Holder may request (including, without limitation, promptly obtaining any required legal opinions from Company counsel necessary to effect the sale of the Registrable Securities under Rule 144 and paying the related fees and expenses of such counsel), to the extent required from time to time to enable such Holder to sell the Registrable Securities without registration under the Securities Act pursuant to the provisions of Rule 144 under the Securities Act (or any successor provision). The Company further covenants to take such action and to provide such legal opinions within five (5) Business Days after receipt from such Holder (or its representative) of documentation reasonably required by the Company’s counsel to provide such opinion.

7.   INDEMNIFICATION.

(a)   To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and each officer and director of such selling Holder and each person, if any, who controls such selling Holder, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained in any Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to any Registration Statement or any such preliminary prospectus or final prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration of the Registrable Securities; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Holder’s behalf; and will reimburse such selling Holder, or such officer, director or controlling person of such selling Holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission made in connection with any Registration Statement, any preliminary prospectus or final prospectus relating thereto or any amendments or supplements to any Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished expressly for use in connection with any Registration Statement or any such preliminary prospectus or final prospectus by the selling Holders or (ii) at any time when the Company has advised the Holder in writing that the Company does not meet the conditions for use of Rule 172 and as a result that the Holder is required to deliver a current prospectus in connection with any disposition of Registrable Securities, an untrue statement or alleged untrue statement or omission in a prospectus that is (whether preliminary or final) corrected in any subsequent amendment or supplement to such prospectus was delivered to the selling Holder before the pertinent sale or sales by the selling Holder.

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(b)   To the extent permitted by law, each selling Holder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who have signed any Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any Registration Statement or any preliminary prospectus or final prospectus, relating thereto or in any amendments or supplements to any Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission (i) was made in any Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to any Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished by the selling Holder expressly for use in connection with any Registration Statement, or any preliminary prospectus or final prospectus or (ii) at any time when the Company has advised the Holder in writing that the Company does not meet the conditions for use of Rule 172 and as a result that the Holder is required to deliver a current prospectus in connection with any disposition of Registrable Securities, an untrue statement or alleged untrue statement or omission in a prospectus that is (whether preliminary or final) corrected in any subsequent amendment or supplement to such prospectus was corrected in any subsequent amendment or supplement to such prospectus that was delivered to the selling Holder before the pertinent sale or sales by the selling Holder; and such selling Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person; provided, however, that the liability of each selling Holder hereunder shall be limited to the net proceeds received by such selling Holder from the sale of Registrable Securities giving rise to such liability, and provided further, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those selling Holder(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

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(c)   Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel satisfactory to the indemnifying party or indemnifying parties, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action). In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense, provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel and one local counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action in which case the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

(d)   Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

(e)   If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the

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untrue statement relates to information supplied by the Company on the one hand or a Holder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations in this subsection to contribute are several in proportion to their sales of Registrable Securities to which such loss relates and not joint. In no event shall the contribution obligation of a Holder be greater in amount than the dollar amount of the net proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 7 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

8.   REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holders to sell the Registrable Securities to the public without registration, the Company agrees: (i) to make and keep public information available as those terms are understood in Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act pursuant to Rule 144, (iii) as long as any Holder owns any Registrable Securities, to furnish in writing upon such Holder’s written request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish upon written request to such Holder a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Holder of any rule or regulation of the SEC permitting the selling of any such Registrable Securities without registration and (iv) undertake any additional actions reasonably necessary to maintain the availability of the use of Rule 144.

9.   SUSPENSION. Notwithstanding anything in this Agreement to the contrary, in the event (i) of any non-voluntary demand on the Company by the SEC or any other federal or state governmental authority during the period of effectiveness of any Registration Statement for amendments or supplements to any Registration Statement or related prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such

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purpose; or (iv) of any event or circumstance which requires in order to comply with applicable law the making of any changes in any Registration Statement or related prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of any Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall furnish to the selling Holders a certificate signed by the President or Chief Executive Officer of the Company setting forth in detail the facts relating to one or more of the above described circumstances, and the right of the selling Holders to use any Registration Statement (and the prospectus relating thereto) shall be suspended for a period (the “Suspension Period”) of not more than ten (10) days after delivery by the Company of the certificate referred to above in this Section 9. During the Suspension Period, none of the Holders shall offer or sell any Registrable Securities pursuant to or in reliance upon any Registration Statement (or the prospectus relating thereto). The Company shall use its best efforts to terminate any Suspension Period as promptly as practicable.

10.   TRANSFER OF REGISTRATION RIGHTS. A Holder shall have the right and may transfer or assign, at any time and from time to time, in whole or in part, to one or more Persons its rights hereunder in connection with the transfer of the Registrable Securities by such Holder to such person, provided that (a) such Holder complies with all laws applicable thereto, (b) the Company is furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities to which such registration rights are being transferred, (c) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing (i) that such transferee or assignee is an “accredited purchaser” as that term is defined in Rule 501 of Regulation D, (ii) to be bound by all of the terms and conditions of this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as Annex B hereto.

11.   ENTIRE AGREEMENT. This Agreement and the Subscription Agreement constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersede any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

12.   MISCELLANEOUS.

(a)   This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Company and the holders of a majority of the Registrable Securities issued and outstanding; provided, that, no consent shall be required in order to add additional Purchasers as parties hereto in accordance with the Offering.

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(b)   This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements in an amount judicially determined.

(c)   Any notices, reports or other correspondence (hereinafter collectively referred to as “correspondence”) required or permitted to be given hereunder shall be in writing and shall be sent by postage prepaid first class mail, courier or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder, and shall be deemed sufficient upon receipt when delivered personally or by courier, overnight delivery service or confirmed facsimile, or three (3) business days after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below:

(i)   All correspondence to the Company shall be addressed as follows:

SimplePons, Inc.

220 Congress Park Drive

Delray Beach, FL 33445

Attention: Mr. Brian S. John, President

Facsimile: (561) 330-9699

with a copy to:

Schneider Weinberger LLP

2200 Corporate Boulevard, Suite 210

Boca Raton, FL 33431

Attention: James M. Schneider, Esq.

Facsimile: (561) 362-9612

(ii)   All correspondence to any Purchaser shall be sent to such Purchaser at the address set forth in the signature page to the Subscription Agreement.

(iii)   Any party may change the address to which correspondence to it is to be addressed by written notification as provided for herein.

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(d)   The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

(e)   Should any part or provision of this Agreement be held unenforceable, the unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

(f)   This Agreement may be executed in a number of counterparts, any of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

SIMPLEPONS, INC.

By:
Brian S. John,
Chief Executive Officer

THE PURCHASER’S SIGNATURE TO THE SUBSCRIPTION AGREEMENT SHALL CONSTITUTE THE PURCHASER’S SIGNATURE TO THIS REGISTRATION RIGHTS AGREEMENT.

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